Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Village Super Market, Inc. (the “Company”) on Form 10-K for the period ended July 28, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Sumas certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Sumas
James Sumas
Chief Executive Officer and
Chairman of the Board
October 8, 2012